                                                                       EX-99.Q-1
                                                                 POWERS OF ATTY.



                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Amy L. Domini, Carole M. Laible, Sigward M. Moser, and David P. Wieder, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Domini Social Equity Fund, and Domini Institutional Trust, (each, a "Trust"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor (collectively with each Trust, the "Investors") in Domini Social Index Portfolio (the "Portfolio") (insofar as each of the Investors invests all its assets in the Portfolio), with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable any of the Investors or the Portfolio, as applicable, to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 20th day of September, 1999.


                                        Gregory A. Ratliff
                                        ----------------------------------------
                                        Gregory A. Ratliff

                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Amy L. Domini, Carole M. Laible, Sigward M. Moser, and David P. Wieder, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Domini Social Equity Fund, and Domini Institutional Trust, (each, a "Trust"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor (collectively with each Trust, the "Investors") in Domini Social Index Portfolio (the "Portfolio") (insofar as each of the Investors invests all its assets in the Portfolio), with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable any of the Investors or the Portfolio, as applicable, to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 20th day of September, 1999.


                                        Frederick C. Williamson, Sr.
                                        ----------------------------------------
                                        Frederick C. Williamson, Sr.

                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Amy L. Domini, Carole M. Laible, Sigward M. Moser, and David P. Wieder, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Domini Social Equity Fund, and Domini Institutional Trust, (each, a "Trust"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor (collectively with each Trust, the "Investors") in Domini Social Index Portfolio (the "Portfolio") (insofar as each of the Investors invests all its assets in the Portfolio), with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable any of the Investors or the Portfolio, as applicable, to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 20th day of September, 1999.


                                        William C. Osborn
                                        ----------------------------------------
                                        William C. Osborn

                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Amy L. Domini, Carole M. Laible, Sigward M. Moser, and David P. Wieder, and each of them, with full powers of substitution as her true and lawful attorneys and agents to execute in her name and on her behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Domini Social Equity Fund, and the Domini Institutional Trust, (each, a "Trust"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor (collectively with each Trust, the "Investors") in Domini Social Index Portfolio (the "Portfolio") (insofar as each of the Investors invests all its assets in the Portfolio), with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable any of the Investors or the Portfolio, as applicable, to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 20th day of September, 1999.


                                        Kirsten S. Moy
                                        ----------------------------------------
                                        Kirsten S. Moy

                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Amy L. Domini, Carole M. Laible, Sigward M. Moser, and David P. Wieder and each of them, with full powers of substitution as her true and lawful attorneys and agents to execute in her name and on her behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Domini Social Equity Fund, and Domini Institutional Trust, (each, a "Trust"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor (collectively with each Trust, the "Investors") in Domini Social Index Portfolio (the "Portfolio") (insofar as each of the Investors invests all its assets in the Portfolio), with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable any of the Investors or the Portfolio, as applicable, to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 20th day of September, 1999.


                                        Karen Paul
                                        ----------------------------------------
                                        Karen Paul

                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Amy L. Domini, Carole M. Laible, Sigward M. Moser, and David P. Wieder, and each of them, with full powers of substitution as her true and lawful attorneys and agents to execute in her name and on her behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Domini Social Equity Fund, and the Domini Institutional Trust, (each, a "Trust"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor (collectively with each Trust, the "Investors") in Domini Social Index Portfolio (the "Portfolio") (insofar as each of the Investors invests all its assets in the Portfolio), with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable any of the Investors or the Portfolio, as applicable, to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 20th day of September, 1999.


                                        Julia Elizabeth Harris
                                        ----------------------------------------
                                        Julia Elizabeth Harris

                                                                       EX-99.q-2
                                                              powers of attorney
                               GREEN CENTURY FUNDS

     The undersigned hereby constitutes and appoints Mindy Sue Lubber, Kristina
A. Curtis and Adrienne Mai Shishko, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A and any and all amendments thereto, filed by Green Century Funds (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933 and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, any may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of September, 1997.


                                        /s/ David J. Fine
                                        ----------------------------------------
                                        David J. Fine

                               GREEN CENTURY FUNDS

     The undersigned hereby constitutes and appoints Mindy Sue Lubber, Kristina
A. Curtis and Adrienne Mai Shishko, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A and any and all amendments thereto, filed by Green Century Funds (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933 and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, any may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of September, 1997.


                                        /s/ Douglas Husid
                                        ----------------------------------------
                                        Douglas Husid

                               GREEN CENTURY FUNDS

     The undersigned hereby constitutes and appoints Mindy Sue Lubber, Kristina
A. Curtis and Adrienne Mai Shishko, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A and any and all amendments thereto, filed by Green Century Funds (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933 and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, any may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of September, 1997.

                                        /s/ Steven Kadish
                                        ----------------------------------------
                                        Steven Kadish

                               GREEN CENTURY FUNDS

     The undersigned hereby constitutes and appoints Mindy Sue Lubber, Kristina
A. Curtis and Adrienne Mai Shishko, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A and any and all amendments thereto, filed by Green Century Funds (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933 and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, any may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of September, 1997.


                                        /s/ Stephen Morgan
                                        ----------------------------------------
                                        Stephen Morgan

                               GREEN CENTURY FUNDS

     The undersigned hereby constitutes and appoints Mindy Sue Lubber, Kristina
A. Curtis and Adrienne Mai Shishko, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A and any and all amendments thereto, filed by Green Century Funds (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933 and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, any may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of September, 1997.


                                        /s/ Douglas Phelps
                                        ----------------------------------------
                                        Douglas Phelps

                               GREEN CENTURY FUNDS

     The undersigned hereby constitutes and appoints Mindy Sue Lubber, Kristina
A. Curtis and Adrienne Mai Shishko, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A and any and all amendments thereto, filed by Green Century Funds (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933 and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, any may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of September, 1997.


                                        /s/ C. William Ryan
                                        ----------------------------------------
                                        C. William Ryan

                               GREEN CENTURY FUNDS

     The undersigned hereby constitutes and appoints Mindy Sue Lubber, Kristina
A. Curtis and Adrienne Mai Shishko, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A and any and all amendments thereto, filed by Green Century Funds (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933 and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, any may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of September, 1997.


                                        /s/ James H. Starr
                                        ----------------------------------------
                                        James H. Starr

                               GREEN CENTURY FUNDS

     The undersigned hereby constitutes and appoints Mindy Sue Lubber, Kristina
A. Curtis and Adrienne Mai Shishko, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A and any and all amendments thereto, filed by Green Century Funds (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933 and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, any may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of September, 1997.


                                        /s/ Wendy Wendlandt
                                        ----------------------------------------
                                        Wendy Wendlandt